EXHIBIT 10.13



              FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
              ----------------------------------------------------


         THIS FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is entered into as of the date provided below among Jenner Technologies, a California corporation (the "Company"), the purchasers of the Company's Series A Preferred Stock under that certain Series A Preferred Stock Subscription Agreement confirmed and accepted as of May 28, 1993 (the "Series A Investors") and Hayden Leason (the "Series B Investor"). Both the Series A Investors and the Series B Investor are collectively referred to herein as the "Investors" and are listed on the Schedule of Investors attached to this Agreement as Exhibit A.

                                    RECITALS

         WHEREAS, the Company and the Series A Investors are parties to that certain Investor Rights Agreement dated May 7, 1993 (the "Prior Agreement"); and

         WHEREAS, the Series A Investors have certain registration rights upon conversion of their Series A Preferred Stock under the Prior Agreement; and

         WHEREAS, the Company and Series A Investors wish to induce the Series B Investor to purchase Series B Preferred Stock pursuant to the Series B Preferred Stock and Warrant Purchase Agreement dated as of July 25, 1995; and

         WHEREAS,  the sale of the  Series  B  Preferred  Stock to the  Series B
Investor is conditioned upon the registration rights being extended to the Series B Investor; and

         WHEREAS,  the Prior  Agreement  may be amended as set forth in Sections
1.15 and 3.6 thereof; and

         WHEREAS, the Series A Investors wish to amend and restate the Prior Agreement to include the Series B Investor;

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:


         NOW THEREFORE, the parties hereby agree as follows:

         1. Registration Rights. The Company covenants and agrees as follows:

                  1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                       "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

                       "Company" shall mean Jenner Technologies, a California corporation.









                       "Holder" shall mean any person holding Registrable Securities (or securities convertible into or exchangeable for Registrable Securities) to whom the rights under this Section 1 were granted directly from the Company and any person holding Registrable Securities (or securities convertible into or exchangeable for Registrable Securities) to whom the rights under this Section 1 have been transferred in accordance with Section 1.13 hereof.

                       "Initiating Holders" shall mean any Holders who in the aggregate possess at least 80% of the Registrable Securities (or securities convertible or exchangeable for Registrable Securities).

                       "Registerable Securities" means (i) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued pursuant to the Series A Preferred Stock Subscription Agreements between the Company and certain Series A Investors confirmed and accepted as of May 28, 1993, (ii) the Common Stock issued or issuable upon conversion of the Series B Preferred Stock issued pursuant to the Series B Preferred Stock and Warrant Purchase Agreement dated July 25, 1995 between the Company and the Series B Investor, (iii) the Common Stock issued or issuable upon exercise of the Warrant dated July 25, 1995 issued by the Company to the Series B Investor, and (iv) any Common Stock of the Company issued or issuable in respect of the above described securities upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the above described securities, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for immediate sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restric tions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                       The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                       "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                       "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

                       "Act" means the Securities Act of 1933, as amended.

                       "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

                  1.2 Restrictions on Transferability. The Restricted Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Act. Each Investor will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.

                  1.3 Restrictive Legend. Each certificate or instrument representing Registrable Securities, or securities convertible into, exchangeable for or exercisable for Registrable Securities shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

         Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the securities in order to implement the restrictions on transfer established in this Section 1.

                  1.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership (ii) in transactions involving the distribution without consideration of Restricted Securities by any of the Investors to any of its partners, or retired partners, or to the estate of any of its partners or retired partners in a transaction not involving a change in beneficial ownership, (iii) a transfer in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule, (iv) transfers by any holder who is an individual to a trust for the benefit of such holder or his family, and (v) transfers by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any holder or spouse of a holder), unless there is in effect a registration statement under the Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either
(i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Act.

                  1.5      Requested Registration.

                           (a) In case the Company shall receive from Initiating
Holders a written request that the Company effect any registration, qualification or compliance with respect to at least 80% of such shares of Registrable Securities the Company will:

                               (i) promptly give written  notice of the proposed
registration, qualification or compliance to all other Holders; and

                               (ii) as soon as practicable, use its best efforts
to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

                  Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                                       (A) In  any  particular  jurisdiction  in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

                                       (B) Prior to the earlier of (i)  February
15, 1999 or (ii) within six months of the effective date of any registered public offering of the Company's stock;

                                       (C) During the period  starting  with the
date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                       (D) If the  aggregate  offering  price to
the public from the proposed sale of such Registrable Securities would be less than $7,500,000;

                                       (E) After the  Company has  effected  one
such registrations pursuant to this Section 1.5(a), and such registration has been declared or ordered effective;

                                       (F) If the Company  shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed 180 days from the date of receipt of written request from the Initiating Holders.

                  Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                           (b) In the  event  that a  registration  pursuant  to
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                  The Company  shall  (together  with all Holders  proposing  to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

                  If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

                  1.6      Company Registration.

                           (a) If at any time or from  time to time the  Company
shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                                    (i)  promptly  give to each  Holder  written
notice thereof; and

                                    (ii) include in such  registration  (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

                           (b) If the  registration  of which the Company  gives
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration, provided, however, that after the Company's initial firm commitment underwritten public offering no such limitation shall reduce the percentage of such registration consisting of Registrable Securities below 15%. The Company shall so advise all Holders and other holders distributing their secu rities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities contractually entitled to registration in the offering held by such Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                           (c) The Company  shall have the right to terminate or
withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

                  1.7      Registration on Form S-3.

                           (a) If any Holder or Holders request that the Company
file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Regis trable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two registrations pursuant to this
Section 1.7. The substantive provisions of Section 1.5(b) shall be applicable to a registration initiated under this Section 1.7.

                           (b) Notwithstanding the foregoing,  the Company shall
not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities) provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed at such time, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder.

                  1.8 Expenses of Registration. All Registration Expenses incurred in connection with one registration pursuant to Section 1.5 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

                  1.9 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                           (a)   Prepare   and  file  with  the   Commission   a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the Registration Statement has been completed;

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders  such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its best  efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing under writer of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f)  Notify  each  Holder of  Registrable  Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Furnish,  at the request of any Holder requesting
registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  1.10     Indemnification.

                           (a) The Company will indemnify  each Holder,  each of
its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                           (b) Each Holder will, if Registrable  Securities held
by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this
Section 6 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 1.10(b).

                           (c) Each party entitled to indemnification under this
Section 1.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, provided, however, that the Indemnifying Party shall bear the expense of independent counsel for the Indemnified Party if the Indemnified Party reasonably determines that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  1.11 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

                  1.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                           (a) Make and keep public  information  available,  as
those terms are understood and defined in Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Securities Exchange Act of 1934, as amended.

                           (b) Use its best efforts to file with the  Commission
in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                           (c)  So  long  as a  Purchaser  owns  any  Restricted
Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

                  1.13 Transfer of Registration Rights. The rights to cause the Company to register securities granted Investor under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by an Investor provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 80,000 shares of Registrable Securities or the securities into which they are convertible. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned, in connection with a distribution by such Investor, to any partner, former partner, affiliate or the estate of any such partner without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

                  1.14 Standoff Agreement. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that all other Holders of at least one percent (1%) of the Company's outstanding voting equity securities and all of the officers and directors of the Company who own stock of the Company also agree to such restrictions.

                  1.15 Amendment of Registration Rights. With the written consent of the holders of more than 50% of the then outstanding Registrable Securities (including the securities convertible into Registrable Securities), the Company may amend this Section 1, or enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities as Registrable Securities under the provisions hereof.

                  1.16 Termination of Registration Rights. No Holder of Registrable Securities shall be entitled to exercise any right provided in this
Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten public offering of its securities to the general public.

         2.       Financial Covenants.

                  2.1 Financial Statements. For so long as the Investor (including any affiliated entities of the Investor) owns at least 250,000 shares of Preferred Stock (or Common Stock issued upon conversion thereof) or until the closing of a public offering pursuant to an effective registration statement under the Act, whichever first occurs, the Company shall furnish to the Investor the following financial statements and reports, such financial statements to be prepared in accordance with then generally accepted accounting principles consistently applied:

                           (a) as soon as available,  and in any event within 30
days after the end of each month, an unaudited balance sheet of the Company as of the end of such month and an unaudited statement of operations of the Company for the portion of such fiscal year ended with the last day of such month prepared in accordance with generally accepted accounting principles (except that no footnotes need be provided) and certified by the chief financial officer of the Company, subject, however, to normal year-end audit adjustments;

                           (b) as soon as available,  and in any event within 90
days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year, a statement of operations of the Company for such fiscal year, and a statement of cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the end of such fiscal year and for the previous fiscal year and accompanied by an opinion addressed to the Company from independent certified public accountants;

                  In the event that the Company at any time hereafter shall be required, by law or by then generally accepted accounting principles to consolidate its financial statements with those of a subsidiary corporation, the Company shall thereafter furnish the financial statements required by this
Section 2.1 on a consolidated basis, and the monthly and annual financial statements specified above shall be furnished with consolidating financial statements.

                  2.2 Additional Information. For so long as the Investor is entitled to receive information under Section 2.1 hereof, the Company shall (i) furnish to the Investor such information con cerning the Company as the Investor may from time to time reasonably request; (ii) offer the Investor the right to visit the properties of the Company at reasonable times, to interview key employees of the Company at their places of employment at reasonable times and to examine the books of account of the

Company and to make copies therefrom; and (iii) furnish the Investor, upon request, with a complete and correct copy of the minutes of proceedings of the shareholders or Board of Directors.

                  2.3 Assignment of Certain Rights. The Investor may assign to any transferee, other than a competitor of the Company, and after giving notice to the Company, the rights granted pursuant to Sections 2.1 and 2.2 provided such transferee acquires at least 250,000 shares of Preferred Stock (or Common Stock issued upon conversion thereof); provided, further that any Investor may assign to its constituent partners, former partners or the estate of any such partners, other than a competitor of the Company, the rights granted pursuant to Sections 2.1 and 2.2. The total number of shares of Preferred Stock (or Common Stock issued upon conversion) held by the Investor shall be aggregated with any affil iated entities in order to determine the Investor's eligibility to receive rights under this Section 2.

         3.       Miscellaneous.

                  3.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Attachment A, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  3.6 Amendment and Waivers. Except as may be otherwise provided in Section 1.15, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investors holding a majority of the shares held by all Investors. Any amendment or waiver effected in accordance with this Section shall be binding upon all present and future Investors.

                  3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                                JENNER TECHNOLOGIES


Date:____________________                       By: /s/ ANTHONY E. MAIDA
                                                   -----------------------------
                                                Title: CEO
                                                      --------------------------

                                                HAYDEN LEASON:


Date:____________________                       /s/ HAYDEN LEASON
                                                -----------------
                                                Signature


                                                SERIES A INVESTORS:


Date:____________________                       ________________________________
                                                Name


                                                --------------------------------
                                                Signature

      Attachment A to First Amended and Restated Investor Rights Agreement
      --------------------------------------------------------------------


Name & Address of Investor                                         List of Registrable Securities
--------------------------                                         ------------------------------

Hayden Leason                                                 Series A Preferred Stock - 8,000,000 shares
10 Monte Sol
Palmas Del Mar
Puerto Rico


William B. McClatchy 1982 Trust                               Series A Preferred Stock -   150,000 shares
William K. Coblentz and Carl Hoag, Co-Trustees
c/o  Julie Bouchard
Coblenz, Cahen, McCabe & Breyer
222 Kearney Street, 7th Floor
San Francisco, CA  94108


William B. and Susan McClatchy                                Series A Preferred Stock -   150,000 shares
1885 Mountain View Drive
Tiburon, CA  94920


Nancy Donnell Stefansky                                       Series A Preferred Stock -   250,000 shares
27255 Arnold Drive
Sonoma, CA  95476